UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2007

                                DST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                    1-14036                      43-1581814
          (Commission File Number) (I.R.S. Employer Identification No.)

               333 West 11th Street, Kansas City, Missouri 64105
              (Address of principal executive offices) (Zip Code)

                                 (816) 435-1000
               Registrant's telephone number, including area code

                                 Not Applicable
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
        [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


         On July 31, 2007, the DST Board of Directors granted new director Robert T. Jackson equity compensation having a grant date fair market value of $130,000. The Board made the grant under the 2005 Non-Employee Directors' Award Plan in the form of 1,696 restricted shares of DST common stock. DST announced Mr. Jackson's appointment to the DST Board in a Form 8-K dated July 17, 2007, and the Board granted the shares in connection with the appointment.

         The grant dollar value equals that of the annual equity grant to non-employee directors, as described in DST's Proxy Statement for the 2007 annual stockholders' meeting, filed March 15, 2007 (the "Proxy Statement"). At its July 31, 2007 meeting, the Board determined that any new director appointed other than in connection with an annual stockholders' meeting shall automatically receive, as of the date of appointment, an equity award equal in value to annual equity awards to non-employee directors.

         The Board also determined at the meeting that Mr. Jackson's grant, and automatic new director and annual meeting grants, are restricted for one year from the date of grant, subject to certain early vesting and forfeiture provisions described in the form of award agreement attached hereto as Exhibit
10.1. Previously, share grants to non-employee directors were restricted for three years. Other than the shorter restriction period, the restrictions are as described in the Proxy Statement.

         The above description of non-employee director equity awards is qualified in its entirety by reference to the terms of the form award agreement attached hereto as Exhibit 10.1.

ITEM 9.01  Financial Statements and Exhibits

(d). Exhibits.

Exhibit
Number          Description

10.1            Form of Restricted Shares Award Agreement (approved on July 31,
                2007) under the 2005 Non-Employee Directors' Award Plan


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day August, 2007.


                                        DST SYSTEMS, INC.


                                        By: /s/ Randall D. Young

                                        Name:   Randall D. Young
                                        Title:  Vice President, General Counsel
                                                and Secretary

                                                                  EXHIBIT 10.1

                        RESTRICTED SHARES AWARD AGREEMENT
                          -----------------------------

            DST SYSTEMS, INC. 2005 NON-EMPLOYEE DIRECTORS' AWARD PLAN
                              ---------------------


        THIS AGREEMENT, is made and entered into this _____ day of ________, ____ (the "Grant Date"), by and between DST SYSTEMS, INC. ("Company") and
_____________________ ("Director").

        The parties agree as follows:

1. Grant and Designation of Restricted Shares. Pursuant to Company's 2005 Non-Employee Directors' Award Plan, as amended and interpreted from time to time ("Plan"), Director is hereby granted, as of the Grant Date, _____________ (_________) shares of Company common stock ("Shares") restricted as set forth herein. This award is granted pursuant to 2003 and 2007 actions of the Board of Directors of the Company ("Board") setting equity compensation for non-employee Board members and is administered by the Board or agents appointed by the Board as provided in the Plan.

2.      Restrictions and Privileges.

         a. Scope of Restrictions. Prior to the Release Date (as set forth in Paragraph 3(a) hereof), the Shares shall not be transferable (by sale, assignment, disposition, gift, exchange, pledge, hypothecation, or otherwise) other than by will or the laws of descent and distribution or pursuant to Director's written beneficiary designation filed with the Company's Corporate Secretary prior to Director's death. However, notwithstanding the foregoing, Director may gift the Shares to a spouse, child, step-child, grandchild, parent, sibling, or legal dependent of Director or to a trust of which the beneficiary or beneficiaries of the corpus and the income shall be either such a person or Director; provided, however, that the Shares gifted shall remain subject to the restrictions, obligations and conditions described herein. Any attempted disposition of the Shares contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Shares prior to the Release Date, shall be null and void and without effect.

         b. Evidence of Restrictions. The Company's Corporate Secretary shall determine whether the Shares shall be evidenced by a certificate or held in book entry form with the Company's transfer agent. Any certificate for the Shares shall bear such legend evidencing the restrictions as is determined by the Company's General Counsel, and any book entry account into which the Shares are issued shall be marked as restricted.

         c. Privilege of Stock Ownership. As of the Grant Date, and except as provided in Paragraph 2(a) hereof, Director shall have all rights of a stockholder with respect to the Shares including the right to vote and receive all dividends or other distributions made or paid with respect to the Shares; provided that (a) prior to the Release Date the Shares and any new, additional or different securities Director may become entitled to receive with respect to the Shares by virtue of a stock split or stock dividend or any other distribution for the Shares or change in the corporate structure of the Company shall be subject to the restrictions described in Paragraph 2(a) hereof; and (b) all such stockholder rights shall cease upon forfeiture of the Shares under Paragraph 3(b) hereof.

3.      Release of Restrictions.

         a. Release Date. The Shares shall be free and clear of the restrictions set forth in Paragraph 2(a) hereof upon the "Release Date" which shall be the earliest date on which any of the following occur: (i) the one year anniversary of the Grant Date, (ii) Director's retirement from service as a Board member on or after age 59 1/2, (iii) Director's cessation of service on the Board ("Termination of Affiliation") as a result of Disability (as defined in the Plan, as amended and interpreted from time to time), (iv) Director's death, or
(v) a Special Termination (as defined in the Paragraph 3(d)) of Director's service on the Board.

         b. Forfeiture. Prior to the Release Date for Shares as set forth in Paragraph 3(a), and except as provided in Paragraph 3(e), the Shares shall be immediately forfeited to Company without payment by Company of any consideration to Director if Director ceases to serve on the Board for any reasons other than those set forth in Paragraph 3(a)(ii)-(v).

         c. How Released. Provided Director has satisfied any tax withholding obligations as referenced in Paragraph 4 hereof, Company shall at Director's request on or after the Release Date have Company's transfer agent remove from any certificate evidencing the Shares the legend evidencing the restrictions as referenced in Paragraph 2(b) or instruct the transfer agent to note on the book entry account that such restrictions on the Shares are removed. Upon death of Director followed by a proper request for delivery of the Shares and proof of payment of applicable income or other taxes, the Shares shall be delivered to Director's beneficiary named in a written beneficiary designation filed with the Company's Corporate Secretary or, if there is no such designated beneficiary, to Director's executor or administrator or other personal representative acceptable to the Company's Corporate Secretary. Any request to release the Shares to any person or persons other than Director shall be accompanied by such documentation as Company may reasonably require, including without limitation, evidence satisfactory to Company of the authority of such person or persons to receive the Shares.

         d. Special Termination. A "Special Termination" shall mean a Termination of Affiliation due to any one of the following: (a) a requirement of the Director's employer that Director terminate service on the Board, provided that Director does not control the employer as determined by the Board; (b) upon the advice of counsel to the Company or independent counsel to the Board that Director should terminate his or her service on the Board due to legal, regulatory or other reasons, provided that such other reasons are not a basis for Termination of Affiliation for Cause (as defined in the Plan) and are not related to Director's failure to perform duties to the Company or its stockholders; or (c) a failure to be nominated for re-election as a member of the Board, provided that the reason for such failure to nominate is not due to either Director's Termination of Affiliation for Cause or Director declining to stand for reelection.

        e. Release Date Subsequent to Change in Control. Notwithstanding any other provision of this Agreement, if a Change in Control (as defined in Paragraph 5 hereof) occurs prior to the Release Date, the Shares shall be free and clear of the restrictions set forth in Paragraph 2(a) hereof upon the earliest of any date subsequent to the Change in Control date that is (a) a Release Date as set forth in Paragraph 3(a), or (b) the date of Director's failure to be reelected to serve on the Board.

4. Taxes. Company shall pay all original issue and transfer taxes and all other fees and expenses necessarily incurred by Company in connection with the issuance of the Shares and the release of restrictions thereon; provided, however, that such issuance and release are subject to payment on the Grant Date, Release Date or other date as determined by the Company Chief Financial Officer of any required federal, state and local withholding and other taxes, which shall be paid by Director (or his or her guardian, legal representative or successor). The valuation of the Shares for tax and other purposes shall be as set forth in the rules and determinations of the Board and in applicable laws and regulations. When and in the manner permitted by the Board and unless otherwise prohibited by law, Director (or his or her guardian, legal representative or successor) may irrevocably elect in writing on a Company designated form to satisfy any income tax withholding obligation in connection with the lapsing of restrictions on the Shares by requesting Company to retain whole Shares which would otherwise have been released from restriction, which Shares shall no longer belong to Director. Any such retention, and any use of additional shares of common stock for tax withholding purposes ("Attested Shares") as allowed by the Board, shall be governed by Board rules and determinations. The Board may prescribe, among other things, that Attested Shares shall (i) be fully paid and free and clear from all liens and encumbrances and (ii) have been acquired on the open stock market or directly held for a designated time period and not used for certain designated purposes prior to the attestation. If authorized by the Board, Attested Shares may be subject to contractual restrictions imposed by Company or restrictions under federal or state securities law. If Shares have been delivered or restrictions released prior to the time any withholding obligation arises, Company shall have the right to require Director (or his or her guardian, legal representative or successor) to remit to Company amounts sufficient to satisfy all federal, state and local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable by Company to Director, as necessary. If, within the deadline imposed by Company, Director has not selected, if allowed by the Board, whether to have Shares retained or to pay cash for any required tax withholding, or has failed to pay such tax withholding amounts if due, then Company may (a) retain whole Shares which would otherwise have been issued or released, (b) deduct such amounts from fees or amounts Company owes or will owe Director, or (c) effect some combination of Share retention and deduction.

5. Definition of Change in Control. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

         a. the Incumbent Directors (as defined in Paragraph 6) cease for any reason to constitute at least seventy-five percent (75%) of the directors of the Company then serving;

         b. any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act of 1934 ("Exchange Act")) other than the Company or any majority-owned Subsidiary of the Company, or an employee benefit plan of the Company or of any majority-owned Subsidiary of the Company shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing twenty percent (20%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of the Company's then outstanding voting securities; provided, however, that a person's becoming such a beneficial owner shall not constitute a Change in Control if such person is party to an agreement that limits the ability of such person and its affiliates (as defined in Rule 12b-2 under the Exchange Act) to obtain and exercise control over the management and policies of the Company.

         c. a Reorganization Transaction (as defined in Paragraph 6) is consummated, other than a Reorganization Transaction which results in the Voting Securities (as defined in Paragraph 6) of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least sixty percent (60%) of the total voting power represented by the Voting Securities of such surviving entity outstanding immediately after the Reorganization Transaction, if the voting rights of each Voting Security relative to the other Voting Securities were not altered in the Reorganization Transaction; or

        d. the stockholders of the Company approve a plan of complete liquidation of the Company, other than in connection with a Reorganization Transaction.

         Notwithstanding the occurrence of any of the foregoing events, a Change in Control shall not occur with respect to Director if, in advance of such event, Director agrees in writing that such event shall not constitute a Change in Control.

6.       Other Definitions.

         For purposes of the Paragraph 5 definition of Change in Control, the following terms have the meaning set forth below:

         a. "Affiliate" means any Person that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

         b. "Incumbent Directors" means (i) an individual who was a member of the Board on the Effective Date; or (ii) an individual whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of the Board on the Effective Date; or (iii) individuals whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (i) or
(ii) above; provided that no director whose election was in connection with a proposed transaction which, if consummated, would be a Change in Control shall be an Incumbent Director.

         c. "Person" means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

         d. "Related Party" means (i) a majority-owned Subsidiary of the Company; or (ii) an employee or group of employees of the Company or of any majority-owned Subsidiary of the Company; or (iii) an employee benefit plan of the Company or of any majority-owned Subsidiary of the Company; or (iv) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the voting power of Voting Securities of the Company.

         e. "Reorganization Transaction" means a merger, reorganization, consolidation, or similar transaction or a sale of all or substantially all of the Company's assets other than any such sale which would result in a Related Party owning or acquiring more than fifty percent (50%) of the assets owned by the Company immediately prior to the sale.

         f. "Subsidiary" means an Affiliate controlled by the Company directly, or indirectly, through one or more intermediaries.

         g. "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

7.      General.

         a. Compliance With Certain Laws and Regulations. If the Board determines that the consent or approval of any governmental regulatory body, or that the listing, registration or qualification of the Shares upon any securities exchange or under any law or regulation, is necessary or desirable in connection with the issuing of the Shares or the lapsing of restrictions thereon, Director shall supply Company with such certificates, representations and information as Company may request and shall otherwise cooperate with Company in obtaining any such listing, registration, qualification, consent or approval.

         b. Construction and No Waiver. Notwithstanding any provision of this Agreement, the issuance of and the release of restrictions on the Shares are subject to the provisions of the Plan. The failure of Company in any instance to exercise any of its rights granted under this Agreement shall not constitute a waiver of any other rights that may arise under this Agreement.

         c. Notices. Any notice required to be given or delivered to Company under the terms of this Agreement shall be in writing and addressed to Company in care of its Corporate Secretary at its corporate offices, and such notice shall be deemed given only upon actual receipt by Company. Any notice required to be given or delivered to Director shall be in writing and addressed to Director at the address indicated below Director's signature line on this Agreement or such other address specified in a written notice given by Director to Company, and all such notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         d. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without reference to its principles of conflicts of law.

         e. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements or understandings between the parties relating thereto.

         f. Amendments. This Agreement may be amended in writing executed by both parties. This Agreement shall also be amended, without prior notice to Director and without Director's consent, by the Board in the event the Board deems it necessary or appropriate to make such amendments for purposes of compliance with the American Jobs Creation Act of 2004 or regulations issued pursuant thereto.

         This Agreement will not be deemed to be binding or effective until fully executed by both Director and an authorized representative of Company.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.



                                    DST SYSTEMS, INC.

                                    By:___________________________________
                                    (Signature of authorized DST representative)


                                    DIRECTOR

                                    ___________________________________
                                    (Director signature)

                                    Print name:________________________

                                    Print Address:_____________________

                                         ______________________________